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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 20, 2003
(August 14, 2003)



                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


DELAWARE                     1-16431                      13-3864004
(State or other      (Commission File Number)          (I.R.S. Employer
jurisdiction                                           Identification No.)
of incorporation)



450 WEST 33RD STREET, NEW YORK, NY                                10001
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 212-716-6600

Not Applicable
(Former Name or Former Address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of business acquired
         Not applicable.

     (b) Pro forma financial information
         Not applicable.

     (c) Exhibits
         99.1 Press release issued by the Company on August 14, 2003.

Item 12.  Results of Operations and Financial Condition

     Applied Graphics Technologies, Inc. (the "Company"), reported its results of operations for the six and three months ended June 30, 2003. Details of this announcement are contained in the press release of the Company dated August 14, 2003, and included in this Current Report on Form 8-K as Exhibit 99.1.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            Applied Graphics Technologies, Inc.
                            ----------------------------------------------------
                            Registrant


Dated:  August 20, 2003     By: /s/ Joseph Vecchiolla
                            ----------------------------------------------------
                            Joseph Vecchiolla
                            President and Chief Operating Officer